UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): November 4, 2015

                           FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                           --------------------------------------
                   (Exact name of Registrant as specified in its charter)


     Nevada                          000-29649              91-1922863
--------------------           ---------------------      ------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
               --------------------------------------------------
                (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969

                                       N/A
                           --------------------------
                (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.  Submission of Matters to a Vote of Securities Holders.

      The annual meeting of Flexible Solutions' shareholders was held on November 4, 2015. At the meeting the following persons were elected as directors for the upcoming year:

                Name                 Votes For       Votes Withheld

            Daniel O'Brien           6,622,900              0
            John H. Bientes          6,622,900              0
            Dale Friend              6,622,900              0
            Robert Helina            6,622,900              0
            Thomas Fyles             6,622,900              0


      At the meeting the following proposals were ratified by the shareholders:

     (1) the approval of the grant to the Company's officers, directors, employees and consultants of options to purchase 212,000 shares of the Company's common stock at an exercise price of $1.00 per share

     (2) the approval of the compensation paid to the Company's executive officers

     (3) the ratification of the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015

      The following is a tabulation of votes cast with respect to these proposals:

                              Votes
                  -----------------------------               Broker
    Proposal      For        Against    Abstain             Non-Votes

      1.       6,622,900        0           0                    0

      2.       6,622,900        0           0                    0

      3.       6,622,900        0           0                    0

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 2015

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                      ----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                       Executive Officer